EXHIBIT 12.(b)

NCM CAPITAL INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the NCM Capital Mid-Cap Growth Fund (the “Fund”) of the NCM Capital Investment Trust on Form N-CSR for the period ended February 28, 2009, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Maceo K. Sloan, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 30, 2009	By:	/s/ Maceo K. Sloan Maceo K. Sloan Trustee, Chairman, President and Principal Executive Officer NCM Capital Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

NCM CAPITAL INVESTMENT TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the NCM Capital Mid-Cap Growth Fund (the “Fund”) of the NCM Capital Investment Trust on Form N-CSR for the period ended February 28, 2009, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Michael L. Lawrence, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 30, 2009	By:	/s/ Michael L. Lawrence Michael L. Lawrence Treasurer and Principal Financial Officer NCM Capital Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.